Tax Status	12 Months Ended
Dec. 31, 2025
EBP 004 [Member]
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Plan is a retirement plan that is designed to satisfy the qualification requirements under Section 401(a) of the Code and therefore, is not subject to tax under present income tax regulations. The Internal Revenue Service, or IRS, has determined and informed the Company by letter dated November 20, 2015, that the terms of the Plan and related trust comply with applicable sections of the Code. Although the Plan has been amended since receiving the determination letter, the Plan administrator and the Plan’s counsel believe that the Plan is designed and is currently being operated in compliance with the applicable requirements of the Code.
U.S. GAAP requires the Plan's management to evaluate tax positions taken by the Plan and recognize a tax liability or asset if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan's management has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025, there were no uncertain positions taken or expected to be taken that would require recognition of a liability or asset or disclosure in the Plan’s financial statements. The Plan is subject to routine examination by various taxing jurisdictions. Currently, there are no open examinations for any period.